Exhibit 99.1

News Release Investors and Media Contacts: Bill Horning / Beth Haiken 925.658.6193 / 925.658.6192

THE PMI GROUP, INC. REPORTS FIRST QUARTER 2006 NET

INCOME OF $105.3 MILLION, OR $1.09 PER DILUTED SHARE

Walnut Creek, CA, May 4, 2006—The PMI Group, Inc. (NYSE: PMI) (the “Company”) today reported net income of $105.3 million for the first quarter of 2006 compared to net income of $101.2 million for the first quarter of 2005. Net income per diluted share was $1.09 for the first quarter of 2006 compared to $1.00 for the first quarter of 2005, representing a 9.0% increase.

Results for the first quarter of 2006 include a pre-tax charge of $2.0 million ($1.3 million after tax), or $0.01 per diluted share, for the reduction and restructuring of field offices in U.S. Mortgage Insurance Operations.1 The Company also incurred pre-tax expenses of $5.0 million ($3.7 million after tax) or $0.04 per diluted share, for stock option expenses and related stock based compensation for the adoption of accounting for share-based payment.

Segment highlights in the first quarter of 2006 include: U.S. Mortgage Insurance Operations—growth in net premiums written and a decline in primary loans in default and claims paid; International Operations2—net income growth of 13.9%; and Financial Guaranty3—net income growth of 11.6%.

Consolidated Operating Results

Consolidated net premiums written for the first quarter 2006 totaled $201.9 million compared to $193.7 million for the same period a year ago. The increase was due primarily to an increase in average premium rates and average insured loan balances in U.S. Mortgage Insurance Operations and increased new insurance written in PMI Australia.

Consolidated premiums earned for the first quarter of 2006 were $206.2 million compared to $199.6 million for the same period a year ago. The increase was due to higher average premium rates, increased premiums from modified pool products in the U.S. Mortgage Insurance Operations and higher premiums earned as a result of higher new insurance written and higher insurance in force in PMI Australia.

1	“U.S. Mortgage Insurance Operations” includes the results of PMI Mortgage Insurance Co. (PMI) and affiliated U.S. reinsurance companies and equity in earnings from CMG Mortgage Insurance Company (CMG).
2	“International Operations” includes the results of PMI Australia, PMI Europe and the results of operations from the Hong Kong branch operations.
3	“Financial Guaranty” includes the results of the Financial Guaranty Insurance Company, Inc. (FGIC) with which The PMI Group, Inc. has an equity ownership interest of 42.0% and results from the RAM Reinsurance Group of Companies (RAM Re).

Consolidated other underwriting and operating expenses for the first quarter 2006 totaled $53.5 million compared to $45.6 million for the first quarter of 2005 primarily due to an increase in compensation expenses in U.S. Mortgage Insurance and Holding Company Operations and increased expenses in International Operations including profit sharing commissions for the Royal & Sun Alliance portfolio in PMI Europe.

Consolidated losses and loss adjustment expenses for the first quarter declined to $60.9 million compared to $64.5 million in the first quarter of 2005. The decrease was primarily a result of a decrease in the number of primary claims paid, partially offset by a higher average primary claim size in the first quarter of 2006 compared to the first quarter of 2005.

Adoption of SFAS 123R, “Accounting for Share-Based Payment”, resulted in a $3.7 million after tax charge for stock options and related stock based compensation expenses in our Other Segment for the first quarter of 2006.

Consolidated reserve for losses and loss adjustment expenses totaled $369.9 million as of March 31, 2006 compared to $368.8 million as of December 31, 2005 and $364.8 million as of March 31, 2005. The increase for the first quarter of 2006 was primarily due to portfolio seasoning and higher expected primary claim rates on reported delinquencies in the U.S. Mortgage Insurance portfolio.

The PMI Group, Inc. First Quarter Results by Segment

	First Quarter Total Revenues			First Quarter Net Income
	2006	2005	% Change	2006	2005	% Change
	(Dollars in millions, except per share data)
U.S. Mortgage Insurance Operations	$197.9	$194.2	1.9%	$70.1	$66.3	5.7%
International Operations	56.6	49.4	14.6%	28.6	25.1	13.9%
Financial Guaranty	23.2	20.8	11.5%	21.1	18.9	11.6%
Other[4]	10.1	10.4	n.m.	(14.5)	(9.1)	n.m.

Total	$287.8	$274.8	4.7%	$105.3	$101.2	4.1%

Diluted Net Income Per Share				$1.09	$1.00	9.0%
Book Value Per Share				$37.24	$33.93	9.8%

May not total due to rounding.

n.m. – Not meaningful

Segment Highlights

U.S. Mortgage Insurance Operations

•	U.S. Mortgage Insurance Operations realized a 5.8% increase in net premiums written for the first quarter of 2006 which grew to $163.5 million as compared to $154.5 million for the first quarter of 2005. The increase was due primarily to an increase in PMI’s average premium rates and average insured loan balances in the first quarter of 2006.

•	U.S. Mortgage Insurance Operations total incurred losses for the first quarter 2006 decreased 6.3% to $59.1 million from $63.1 million in the first quarter of 2005 driven primarily by lower paid claims.

4	The “Other” segment primarily consists of the holding company, contract underwriting operations and Select Portfolio Servicing, Inc. (SPS) prior to its disposition on October 4, 2005.

•	U.S. Mortgage Insurance Operations closed four field offices in the first quarter of 2006 and incurred a pre-tax restructuring charge of $2.0 million related to facility transition expenses and employee salary and severance costs.

•	Equity in earnings from CMG for the first quarter 2006 increased 9.8% to $4.5 million compared to $4.1 million pre-tax for the first quarter 2005.

International Operations

•	PMI Australia reported net income of $24.1 million for the first quarter of 2006, a 17% increase over net income for the first quarter 2005 of $20.6 million. The increase in net income was due primarily to an increase in premiums earned and unrealized gains on foreign currency put options, partially offset by the weakening of the Australian dollar and an increase in losses and LAE. In functional currency, PMI Australia’s net income increased by 23% from AUD $32.5 million in the first quarter of 2006 to AUD $26.5 million in the first quarter of 2005.

•	PMI Europe reported net income for the quarter of $2.9 million compared to $3.0 million for the same period a year ago. The decrease in the first quarter was due principally to foreign currency exchange fluctuations. In functional currency, net income from PMI Europe for the first quarter of 2006 was €2.5 million compared to €2.3 million for the same period a year ago.

•	PMI’s Hong Kong net income for the first quarter 2006 totaled $1.6 million compared to $1.5 million for the same period a year ago.

Financial Guaranty

•	Equity in earnings from FGIC grew for the first quarter of 2006 to $20.3 million (after tax) compared to $18.1 million (after tax) for the same period a year ago. The increase was due to increases in premiums earned and higher investment income.

•	Equity in earnings from RAM Re for the first quarter were $1.2 million (pre-tax) compared to $1.2 million (pre-tax) for the same period a year ago. On April 27th, RAM Re successfully completed its initial public offering. As a result, the Company currently retains a 23.7% strategic ownership interest in RAM Re.

About The PMI Group, Inc.

The PMI Group, Inc. (NYSE: PMI) headquartered in Walnut Creek, California is an international provider of credit enhancement products that promote homeownership and facilitate mortgage transactions in the capital markets. Through its wholly owned subsidiaries and unconsolidated strategic investments, the Company offers residential mortgage insurance and credit enhancement products domestically and internationally as well as financial guaranty insurance and reinsurance. The Company is an advocate of affordable housing and supports a number of organizations that foster greater access to affordable housing. The Company’s approach to affordable housing lending is to develop products and services that assist responsible borrowers who may not qualify for mortgage loans under traditional underwriting practices.

Cautionary Statement: Statements in this earnings release that are not historical facts, and that relate to future plans, events or performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Readers are cautioned that forward-looking statements by their nature involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. Many factors could cause actual results and developments to differ materially from those expressed or implied by these forward-looking statements. Risks and uncertainties that could affect the Company are discussed in our Form 10-K for the year ended December 31, 2005 and include changes in economic conditions such as interest rates, home values, employment rates and refinance activity. We undertake no obligation to update forward-looking statements.

THE PMI GROUP, INC. AND SUBSIDIARIES (the "Company")

FINANCIAL RESULTS AND STATISTICAL INFORMATION FOR THE PERIOD ENDED MARCH 31, 2006

Contents

Consolidated Statements of Operations and Balance Sheets	Page 2

Business Segments Results of Operations - Three Months Ended March 31, 2006 and 2005	Page 3

Business Segments Balance Sheets	Page 4

U.S. Mortgage Insurance Operations Analysis of Reserve for Losses and LAE and Financial and Statistical Information	Page 5

U.S. Mortgage Insurance Operations Financial and Statistical Information	Page 6

CMG Mortgage Insurance Company, PMI Australia and PMI Europe Financial and Statistical Information	Page 7

Appendix A - PMI Australia and PMI Europe Quarterly Financial Information	Page 8

Appendix B - Business Segments Results of Operations by Quarter	Page 9

Please refer to the following when noted:

(1)	For quarter ended March 31, 2006, the Company’s equity in earnings from unconsolidated subsidiaries include FGIC Corporation, CMG Mortgage Insurance Company (“CMG”), RAM Reinsurance Company, Ltd. (“RAM Re”), other limited partnership interests and the trust subsidiary that issued the Company’s preferred securities. As of December 31, 2004, the equity investment in SPS Holding Corp. (“SPS”) was reclassified from investments in unconsolidated subsidiaries to an equity investment held for sale. Effective January 1, 2005, SPS’s equity earnings are reported in other income. On October 4, 2005, PMI sold to Credit Suisse First Boston (USA), Inc. (“CSFB”) its equity ownership interest in SPS.

(2)	U.S. Mortgage Insurance Operations include the operating results of PMI Mortgage Insurance Co. (“PMI”) and affiliated U.S. mortgage insurance and reinsurance companies. CMG and its affiliates are included under the equity method of accounting in equity in earnings from unconsolidated subsidiaries.

(3)	International Operations include PMI Australia, PMI Europe and the Company’s Hong Kong branch's results of operations.

(4)	Financial Guaranty represents our equity investments in FGIC Corporation and RAM Re.

(5)	The “Other” segment includes other income and related operating expenses of PMI Mortgage Services Co.; investment income, interest expense and corporate expenses of The PMI Group, Inc.; the results of Commercial Loans Insurance Co. and WMAC Credit Insurance Corporation and equity in earnings from SPS and certain limited partnerships.

(6)	U.S. Mortgage Insurance Operations include a $1.3 million charge (after tax), or $0.01 per diluted share, for the reduction and restructuring of field offices.

(7)	The “Other” segment includes a $3.7 million charge (after tax) for stock option expense and related stock based compensation expense in the first quarter of 2006.

(8)	The expense ratio is the ratio, expressed as a percentage, of the sum of amortization of deferred policy acquisition costs and other underwriting and operating expenses to net premiums written. The loss ratio is the ratio, expressed as a percentage, of the sum of losses and loss adjustment expenses to premiums earned.

(9)	Pool insurance includes modified pool, GSE pool, old pool and all other pool insurance products for U.S. Mortgage Insurance Operations.

(10)	Statutory risk-to-capital ratio is for PMI Mortgage Insurance Co. only.

(11)	Effective January 1, 2006, we refined our method of operating cost allocation between our U.S. Mortgage Insurance Operations segment and our Other segment. As a result of this refinement, we allocated approximately $1.5 million of expenses in the first quarter of 2006 to our Other segment which previously would have been allocated to our U.S. Mortgage Insurance Operations segment.

Note:	The interim financial and statistical information contained in this material is unaudited. Certain prior year information has been reclassified to conform to the current periods’ presentation.

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended March 31,
	2006	2005
	(Unaudited)	(Unaudited)
	(Dollars and shares, except per share data, in thousands)
Net premiums written	$201,904	$193,746

Revenues
Premiums earned	$206,241	$199,567
Net investment income	46,867	43,790
Equity in earnings from unconsolidated subsidiaries (1)	27,625	25,212
Net realized investment gains	340	721
Other income	6,785	5,535

Total revenues	287,858	274,825

Losses and expenses
Losses and loss adjustment expenses	60,939	64,481
Amortization of deferred policy acquisition costs	16,987	20,443
Other underwriting expenses and operating expenses (11)	53,543	45,645
Field office restructuring (6)	1,955	—
Compensation expense related to stock options and employee stock purchase plan (7)	5,022	—
Interest expense	8,179	9,553

Total losses and expenses	146,625	140,122

Income before income taxes	141,233	134,703
Income taxes	35,885	33,545

Net income	$105,348	$101,158

Diluted net income per share	$1.09	$1.00
Reconciliation of earnings per share
Net income	$105,348	$101,158
Plus: Interest expense on contingently convertible debt, net of income taxes	1,912	1,912

Net income adjusted for diluted earnings per share calculation	$107,260	$103,070

Share data:
Basic weighted average common shares outstanding	89,036	93,907
Stock options and other dilutive components	1,413	1,402
Common stock equivalent shares related to contingently convertible debt	8,153	8,153

Diluted weighted average common shares outstanding	98,602	103,462

Share repurchase data:
Common shares repurchased	81	832

Average price paid per common share repurchased (including commissions)	$43.01	$40.04

CONSOLIDATED BALANCE SHEETS

	March 31, 2006	December 31, 2005	March 31, 2005
	(Unaudited)		(Unaudited)
	(Dollars and shares in thousands, except per share data)
Assets
Cash and investments, at fair value	$3,876,953	$3,789,432	$3,644,481
Investments in unconsolidated subsidiaries (1)	1,002,707	984,925	919,869
Equity investment held for sale (1)	—	—	110,373
Related party receivables	2,779	2,864	13,764
Reinsurance receivables, reinsurance recoverables and prepaid premiums	20,225	30,338	43,915
Deferred policy acquisition costs	84,173	86,170	89,578
Other assets	360,673	360,407	339,690

Total assets	$5,347,510	$5,254,136	$5,161,670

Liabilities
Reserve for losses and loss adjustment expenses	$369,914	$368,841	$364,782
Unearned premiums	480,460	490,899	474,761
Long-term debt	819,529	819,529	819,529
Other liabilities	350,349	344,077	330,427

Total liabilities	2,020,252	2,023,346	1,989,499
Shareholders’ equity	3,327,258	3,230,790	3,172,171

Total liabilities and shareholders’ equity	$5,347,510	$5,254,136	$5,161,670

Basic shares issued and outstanding	89,354	88,713	93,492

Book value per share	$37.24	$36.42	$33.93

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS RESULTS OF OPERATIONS

	U.S. Mortgage Insurance Operations (2)	International Operations (3)	Financial Guaranty (4)	Other (5)	Consolidated Total
	Three Months Ended March 31, 2006 (Unaudited)
	(Dollars in thousands)
Net premiums written	$163,474	$38,420	$—	$10	$201,904

Revenues
Premiums earned	$167,538	$38,686	$—	$17	$206,241
Net investment income	25,676	14,785	—	6,406	46,867
Equity in earnings (losses) from unconsolidated subsidiaries (1)	4,492	—	23,235	(102)	27,625
Net realized investment gains (losses)	237	142	—	(39)	340
Other income (loss)	(23)	3,031	—	3,777	6,785

Total revenues	197,920	56,644	23,235	10,059	287,858

Losses and expenses
Losses and loss adjustment expenses	59,147	1,792	—	—	60,939
Amortization of deferred policy acquisition costs	13,442	3,545	—	—	16,987
Other underwriting expenses and operating expenses (11)	25,911	9,789	—	17,843	53,543
Field office restructuring (6)	1,955	—	—	—	1,955
Compensation expense related to stock options and employee stock purchase plan (7)	—	—	—	5,022	5,022
Interest expense	—	—	—	8,179	8,179

Total losses and expenses	100,455	15,126	—	31,044	146,625

Income (loss) before income taxes	97,465	41,518	23,235	(20,985)	141,233
Income tax (benefit)	27,360	12,909	2,137	(6,521)	35,885

Net income (loss)	$70,105	$28,609	$21,098	$(14,464)	$105,348

Expense ratio (8)	25.3%	34.7%
Loss ratio (8)	35.3%	4.6%
Combined ratio	60.6%	39.3%

	Three Months Ended March 31, 2005 (Unaudited)
	(Dollars in thousands)
Net premiums written	$154,538	$39,185	$—	$23	$193,746
Revenues
Premiums earned	$164,112	$35,435	$—	$20	$199,567
Net investment income	25,579	13,756	—	4,455	43,790
Equity in earnings from unconsolidated subsidiaries (1)	4,074	—	20,846	292	25,212
Net realized investment gains (losses)	420	340	—	(39)	721
Other income (loss)	4	(113)	—	5,644	5,535

Total revenues	194,189	49,418	20,846	10,372	274,825

Losses and expenses
Losses and loss adjustment expenses	63,118	1,363	—	—	64,481
Amortization of deferred policy acquisition costs	16,026	4,417	—	—	20,443
Other underwriting and operating expenses	23,553	7,006	—	15,086	45,645
Interest expense	1	—	—	9,552	9,553

Total losses and expenses	102,698	12,786	—	24,638	140,122

Income (loss) before income taxes	91,491	36,632	20,846	(14,266)	134,703
Income tax (benefit)	25,149	11,485	1,956	(5,045)	33,545

Net income (loss)	$66,342	$25,147	$18,890	$(9,221)	$101,158

Expense ratio (8)	25.6%	29.1%
Loss ratio (8)	38.5%	3.8%
Combined ratio	64.1%	32.9%

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS BALANCE SHEETS

	U.S. Mortgage Insurance Operations (2)	International Operations (3)	Financial Guaranty (4)	Other (5)	Consolidated Total
	March 31, 2006 (unaudited)
	(Dollars in thousands)
Assets
Cash and investments, at fair value	$2,203,435	$1,094,316	$—	$579,202	$3,876,953
Investments in unconsolidated subsidiaries (1)	133,218	—	850,686	18,803	1,002,707
Related party receivables	2,183	—	—	596	2,779
Reinsurance receivables, recoverables and prepaid premiums	14,986	5,239	—	—	20,225
Deferred policy acquisition costs	46,987	37,186	—	—	84,173
Other assets	206,435	30,560	—	123,678	360,673

Total assets	$2,607,244	$1,167,301	$850,686	$722,279	$5,347,510

Liabilities
Reserve for losses and loss adjustment expenses	$346,437	$23,476	$—	$1	$369,914
Unearned premiums	156,993	323,431	—	36	480,460
Long-term debt	—	—	—	819,529	819,529
Other liabilities	282,510	79,565	21,148	(32,874)	350,349

Total liabilities	785,940	426,472	21,148	786,692	2,020,252
Shareholders’ equity	1,821,304	740,829	829,538	(64,413)	3,327,258

Total liabilities and shareholders’ equity	$2,607,244	$1,167,301	$850,686	$722,279	$5,347,510

	December 31, 2005
	(Dollars in thousands)
Assets
Cash and investments, at fair value	$2,108,853	$1,093,505	$—	$587,074	$3,789,432
Investments in unconsolidated subsidiaries (1)	129,600	—	836,752	18,573	984,925
Related party receivables	2,700	—	—	164	2,864
Reinsurance receivables, recoverables and prepaid premiums	24,576	5,762	—	—	30,338
Deferred policy acquisition costs	48,310	37,860	—	—	86,170
Other assets	207,436	25,260	—	127,711	360,407

Total assets	$2,521,475	$1,162,387	$836,752	$733,522	$5,254,136

Liabilities
Reserve for losses and loss adjustment expenses	$345,536	$23,302	$—	$3	$368,841
Unearned premiums	162,368	328,489	—	42	490,899
Long-term debt	—	—	—	819,529	819,529
Other liabilities	248,343	79,610	19,204	(3,080)	344,077

Total liabilities	756,247	431,401	19,204	816,494	2,023,346
Shareholders’ equity	1,765,228	730,986	817,548	(82,972)	3,230,790

Total liabilities and shareholders’ equity	$2,521,475	$1,162,387	$836,752	$733,522	$5,254,136

	March 31, 2005 (unaudited)
	(Dollars in thousands)
Assets
Cash and investments, at fair value	$2,212,968	$1,025,957	$—	$405,555	$3,644,480
Investments in unconsolidated subsidiaries (1)	115,309	—	781,952	22,608	919,869
Equity investment held for sale (1)	—	—	—	110,373	110,373
Related party receivables	966	—	—	12,798	13,764
Reinsurance receivables, recoverables and prepaid premiums	23,044	20,871	—	—	43,915
Deferred policy acquisition costs	50,999	38,579	—	—	89,578
Other assets	199,813	27,334	—	112,544	339,691

Total assets	$2,603,099	$1,112,741	$781,952	$663,878	$5,161,670

Liabilities
Reserve for losses and loss adjustment expenses	$338,477	$26,302	$—	$3	$364,782
Unearned premiums	146,816	327,904	—	41	474,761
Long-term debt	—	—	—	819,529	819,529
Other liabilities	247,917	63,408	14,187	4,915	330,427

Total liabilities	733,210	417,614	14,187	824,488	1,989,499
Shareholders’ equity	1,869,889	695,127	767,765	(160,610)	3,172,171

Total liabilities and shareholders’ equity	$2,603,099	$1,112,741	$781,952	$663,878	$5,161,670

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS (2) ANALYSIS OF RESERVE FOR LOSSES AND LAE

	March 31, 2006		December 31, 2005		March 31, 2005
	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE
	(Dollars in thousands)
Primary insurance	37,784	$308,843	42,702	$307,066	35,716	$303,792
Pool insurance	19,069	37,594	20,379	38,470	16,992	34,685

Total	56,853	$346,437	63,081	$345,536	52,708	$338,477

Reconciliation of Reserve for Losses and LAE

	March 31, 2006	December 31, 2005	Reserve Change
	(Dollars in thousands)
Gross reserve for losses and LAE:
Primary insurance	$308,843	$307,066	$1,777
Pool insurance	37,594	38,470	(876)

Total gross reserve for losses and LAE	346,437	345,536	901
Ceded reserve for losses:
Primary insurance	(2,213)	(2,422)	209
Pool insurance	(71)	(55)	(16)

Total ceded reserve for losses	(2,284)	(2,477)	193

Net reserve for losses and LAE	$344,153	$343,059	$1,094

U.S. MORTGAGE INSURANCE OPERATIONS (2) FINANCIAL AND STATISTICAL INFORMATION

	Three Months Ended March 31,
	2006	2005
Flow insurance written (in millions)	$5,040	$6,303
Structured insurance written (in millions)	3,047	1,865

Primary new insurance written (in millions)	$8,087	$8,168

Primary new risk written (in millions)	$2,148	$2,069
Pool new insurance written (in millions) (9)	$4,726	$1,306
Pool new risk written (in millions) (9)	$104	$41
Product mix as a % of new insurance written:
Above 97% LTV’s	13%	13%
90.01% to 95% LTV’s	21%	24%
85.01% to 90% LTV’s	46%	38%
90.01% to 95% LTV’s with >= 30% coverage	18%	20%
85.01% to 90% LTV’s with >= 25% coverage	41%	33%
ARMs	39%	33%
Monthlies	97%	98%
Refinances	39%	37%
Premiums written (in thousands):
Gross premiums written	$208,135	$201,129
Ceded premiums, net of assumed premiums	(41,654)	(43,287)
Refunded premiums	(3,007)	(3,304)

Net premiums written	163,474	154,538
Change in unearned premiums	4,064	9,574

Net premiums earned	$167,538	$164,112

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS (2) FINANCIAL AND STATISTICAL INFORMATION

		3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
	Primary insurance in force (in millions)
	Flow	$85,685	$86,991	$88,433	$89,965	$91,399	$93,263
	Structured transactions	15,826	14,099	12,788	13,469	12,598	12,058

	Total	$101,511	$101,090	$101,221	$103,434	$103,997	$105,321

	Primary risk in force (in millions)
	Flow	$21,102	$21,388	$21,745	$22,067	$22,346	$22,733
	Structured transactions	4,147	3,583	3,167	3,296	2,966	2,772

	Total	$25,249	$24,971	$24,912	$25,363	$25,312	$25,505

	Pool risk in force (in millions) (9)	$2,666	$2,589	$2,530	$2,445	$2,417	$2,408
	Primary risk in force - credit score distribution
Flow	620 or above	93.2%	93.0%	92.7%	92.4%	92.1%	92.0%
	619-575	5.4%	5.5%	5.7%	5.9%	6.1%	6.2%
	574 or below	1.4%	1.5%	1.6%	1.7%	1.8%	1.8%
Structured transactions	620 or above	79.2%	76.9%	73.9%	71.7%	66.9%	65.9%
	619-575	13.2%	14.5%	16.0%	17.4%	20.2%	21.1%
	574 or below	7.6%	8.6%	10.1%	10.9%	12.9%	13.0%
Total	620 or above	90.9%	90.7%	90.3%	89.7%	89.2%	89.1%
	619-575	6.6%	6.8%	7.0%	7.4%	7.7%	7.9%
	574 or below	2.5%	2.5%	2.7%	2.9%	3.1%	3.0%
	Primary average loan size (in thousands)
	Flow	$135.6	$134.5	$133.3	$132.2	$131.5	$131.3
	Structured transactions	$150.7	$145.4	$139.5	$139.8	$134.1	$129.8
	Total	$137.8	$136.0	$134.1	$133.2	$131.8	$131.1
	Loss severity - primary (quarterly)
	Flow	84.9%	85.9%	84.0%	83.8%	85.6%	84.9%
	Structured transactions	91.2%	94.3%	89.6%	87.7%	90.9%	84.6%
	Total	86.5%	87.7%	85.2%	84.6%	86.8%	84.8%
	Persistency
	Primary persistency rate	63.1%	61.9%	61.2%	62.0%	60.8%	60.9%
	Primary loans, defaults and default rates
	Primary policies in force	736,908	743,533	754,934	776,721	788,847	803,236
	Primary loans in default	37,784	42,702	38,146	35,030	35,716	39,054
	Primary default rate	5.13%	5.74%	5.05%	4.51%	4.53%	4.86%
	Structured transactions only default rate	8.59%	9.85%	10.09%	8.54%	8.17%	9.19%
	Pool default rate	6.17%	6.84%	6.34%	5.65%	5.65%	5.50%
	Claims paid (year-to-date in millions)
	Primary claims paid - flow	$37.3	$165.8	$126.6	$87.8	$41.7	$141.3
	Primary claims paid - structured transactions	13.5	49.1	36.8	25.4	13.8	51.9

	Total primary claims paid	50.8	214.9	163.4	113.2	55.5	193.2
	Total pool and other	4.3	20.1	15.0	9.6	4.7	17.7

	Total claims paid	$55.1	$235.0	$178.4	$122.8	$60.2	$210.9

	Number of primary claims paid (year-to-date)	2,058	9,262	7,124	4,934	2,413	8,335
	Average primary claim size (year-to-date in thousands)	$24.7	$23.2	$22.9	$22.9	$23.0	$23.2
	Captive reinsurance arrangements (year-to-date)
	Percentage of flow NIW subject to captive reinsurance arrangements	70.8%	69.0%	68.0%	65.0%	60.4%	62.8%
	Percentage of primary NIW subject to captive reinsurance arrangements	44.8%	54.7%	55.7%	50.7%	47.1%	55.7%
	Percentage of primary IIF subject to captive reinsurance arrangements	53.2%	53.4%	53.2%	52.1%	52.4%	52.0%
	Percentage of primary RIF subject to captive reinsurance arrangements	53.9%	54.4%	54.4%	53.4%	53.9%	53.6%
	Alt-A primary insurance in force (in millions)
	With FICO scores of 660 and above	$14,754	$13,689	$12,548	$11,800	$10,892	$10,250
	With FICO scores below 660 and above 619	2,785	2,566	2,329	2,326	2,136	2,029

	Total Alt-A primary insurance in force	$17,539	$16,255	$14,877	$14,126	$13,028	$12,279

	Risk-to-capital ratio (10)	8.1 to 1	8.2 to 1	8.0 to 1	8.3 to 1	8.1 to 1	8.2 to 1

THE PMI GROUP, INC. AND SUBSIDIARIES

CMG MORTGAGE INSURANCE COMPANY FINANCIAL AND STATISTICAL INFORMATION

	March 31, 2006	December 31, 2005	March 31, 2005
Primary new insurance written (year-to-date in millions)	$891	$5,388	$1,071
Primary insurance in force (in millions)	$15,476	$15,495	$14,213
Primary risk in force (in millions)	$3,686	$3,666	$3,286
Insured primary loans	110,879	111,472	105,928
Persistency	72.3%	72.0%	69.1%
Primary loans in default	992	907	713
Primary default rate (year-to-date)	0.89%	0.81%	0.67%
Primary claims paid (year-to-date in thousands)	$1,200	$4,827	$892
Number of primary claims paid (year-to-date)	55	222	41
Average primary claim size (year-to-date in thousands)	$21.8	$21.7	$21.8

PMI AUSTRALIA FINANCIAL AND STATISTICAL INFORMATION
	March 31, 2006	December 31, 2005	March 31, 2005
Net premiums written (year-to-date in thousands)	$34,640	$151,882	$32,388
Premiums earned (year-to-date in thousands)	$32,267	$123,781	$29,399
Flow insurance written (year-to-date in millions)	$4,152	$18,321	$3,922
RMBS insurance written (year-to-date in millions)	5,291	10,671	3,816

New insurance written (year-to-date in millions)	$9,443	$28,992	$7,738

Insurance in force (in millions)	$123,050	$119,915	$117,439
Risk in force (in millions)	$112,199	$108,751	$106,724
Policies in force	1,026,260	981,732	955,922
Loans in default	1,520	1,264	959
Default rate	0.15%	0.13%	0.10%
Claims paid (year-to-date in thousands)	$1,224	$3,261	$305
Number of claims paid (year-to-date)	31	93	18
Average claim size (year-to-date in thousands)	$39.5	$35.1	$16.9

PMI EUROPE FINANCIAL AND STATISTICAL INFORMATION
	March 31, 2006	December 31, 2005	March 31, 2005
Net premiums written (year-to-date in thousands)	$2,754	$8,921	$1,547
Premiums earned (year-to-date in thousands)	$3,888	$17,507	$4,353
New insurance written (year-to-date in millions)	$32	$33	$—
New credit default swaps written (year-to-date in millions)	$629	$514	$—
New reinsurance written (year-to-date in millions)	$627	$6,215	$—
Insurance in force (in millions)	$39,254	$38,443	$31,365
Risk in force (in millions)	$2,760	$2,776	$2,405
Claims paid including credit default swaps (year-to-date in thousands)	$644	$2,761	$825

THE PMI GROUP, INC. AND SUBSIDIARIES

APPENDIX A - QUARTERLY FINANCIAL INFORMATION

PMI AUSTRALIA QUARTERLY FINANCIAL INFORMATION

	2006 1st Quarter	2005
		4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
		(Australian $ in thousands, unless otherwise noted)
Income Statement Components - Quarter Ended
Premiums earned	$43,644	$43,959	$41,815	$38,929	$37,840
Net investment income	$16,876	$16,257	$15,854	$14,966	$14,705
Change in fair value of foreign currency put options	$1,855	$(24)	$(232)	$(422)	$(1,338)
Total expenses	$15,789	$17,226	$13,632	$15,104	$13,788
Net income	$32,546	$31,906	$31,079	$26,725	$26,487
Net income (U.S. $ in thousands)	$24,054	$23,728	$23,623	$20,541	$20,584

Balance Sheet Components

Assets
Cash and investments, at fair value	$1,219,179	$1,197,016	$1,147,390	$1,090,399	$1,037,704
Total assets	$1,302,982	$1,275,573	$1,225,683	$1,188,574	$1,132,961

Liabilities and Shareholder’s Equity
Reserve for losses and LAE	$11,489	$11,573	$11,156	$12,541	$12,549
Unearned premiums	$419,207	$415,885	$406,661	$395,113	$382,781
Shareholder’s equity	$822,918	$793,045	$757,372	$730,113	$689,927

PMI EUROPE QUARTERLY FINANCIAL INFORMATION

	2006 1st Quarter	2005
		4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
		(Euro € in thousands, unless otherwise noted)
Income Statement Components - Quarter Ended
Premiums earned	€3,232	€3,721	€3,749	€3,298	€3,321
Net investment income	€1,915	€1,730	€2,188	€1,951	€2,002
Change in fair value of foreign currency put options	€(43)	€55	€(3)	€342	€(33)
Total expenses	€2,692	€3,824	€3,244	€3,168	€2,031
Net income	€2,451	€1,362	€2,276	€1,828	€2,326
Net income (U.S. $ in thousands)	$2,949	$1,615	$2,774	$2,330	$3,049
Pre-tax net income (in thousands)

Balance Sheet Components

Assets

Cash and investments, at fair value	€182,304	€182,559	€182,682	€179,698	€172,707
Total assets	€192,990	€192,107	€192,431	€188,840	€182,857

Liabilities and Shareholder’s Equity

Reserve for losses and LAE	€12,581	€12,508	€13,019	€13,395	€12,807
Unearned premiums	€19,077	€20,020	€20,808	€22,589	€24,719
Shareholder’s equity	€132,900	€133,818	€133,352	€131,452	€125,395

THE PMI GROUP, INC. AND SUBSIDIARIES

APPENDIX B- BUSINESS SEGMENTS RESULTS OF OPERATIONS BY QUARTER

	2006 1st Quarter	2005
		4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
		(Dollars in thousands)
U.S. Mortgage Insurance Operations (2)
Net premiums written	$163,474	$201,160	$158,866	$152,564	$154,538

Revenues
Premiums earned	$167,538	$166,778	$166,052	$168,248	$164,112
Net investment income	25,676	26,168	25,046	27,546	25,579
Equity in earnings from unconsolidated subsidiaries (1)	4,492	4,583	5,217	4,937	4,074
Net realized investment gains	237	378	2,597	1,167	420
Other income (loss)	(23)	(3)	3	(5)	4

Total revenues	197,920	197,904	198,915	201,893	194,189

Losses and expenses
Losses and loss adjustment expenses	59,147	63,159	61,667	65,496	63,118
Amortization of deferred policy acquisition costs	13,442	14,113	14,478	15,030	16,026
Other underwriting expenses and operating expenses (11)	25,911	29,057	25,260	25,278	23,553
Field office restructuring (6)	1,955	—	—	—	—
Interest expense	—	1	3	—	1

Total losses and expenses	100,455	106,330	101,408	105,804	102,698

Income before income taxes	97,465	91,574	97,507	96,089	91,491
Income taxes	27,360	21,696	27,977	26,400	25,149

Net income	$70,105	$69,878	$69,530	$69,689	$66,342

International Operations (3)
Net premiums written	$38,420	$44,913	$47,197	$47,185	$39,185

Revenues
Premiums earned	$38,686	$39,781	$38,979	$38,141	$35,435
Net investment income	14,785	14,499	14,844	14,058	13,756
Net realized investment gains (losses)	142	(221)	(27)	(18)	340
Other income (loss)	3,031	778	1,287	873	(113)

Total revenues	56,644	54,837	55,083	53,054	49,418

Losses and expenses
Losses and loss adjustment expenses	1,792	1,601	(365)	1,739	1,363
Amortization of deferred policy acquisition costs	3,545	3,274	3,269	3,779	4,417
Other underwriting and operating expenses	9,789	12,663	11,648	10,539	7,006
Interest expense	—	9	—	—	—

Total losses and expenses	15,126	17,547	14,552	16,057	12,786

Income before income taxes	41,518	37,290	40,531	36,997	36,632
Income taxes	12,909	10,251	12,514	11,747	11,485

Net income	$28,609	$27,039	$28,017	$25,250	$25,147

Financial Guaranty (4)
Equity in earnings from unconsolidated subsidiaries (1)	$23,235	$21,453	$13,691	$23,761	$20,846
Income taxes	2,137	2,208	1,135	2,254	1,956

Net income	$21,098	$19,245	$12,556	$21,507	$18,890

Other (5)
Net premiums written	$10	$27	$19	$13	$23

Revenues
Premiums earned	$17	$18	$19	$19	$20
Net investment income	6,406	4,832	4,537	4,143	4,455
Equity in earnings (losses) from unconsolidated subsidiaries (1)	(102)	(165)	(388)	(416)	292
Net realized investment gains (losses)	(39)	(4)	(2,897)	354	(39)
Other income	3,777	4,283	2,649	5,383	5,644

Total revenues	10,059	8,964	3,920	9,483	10,372

Losses and expenses
Other underwriting expenses and operating expenses (11)	17,843	17,354	17,607	18,600	15,086
Compensation expense related to stock options and employee stock purchase plan (7)	5,022	—	—	—	—
Interest expense	8,179	4,644	8,455	8,472	9,552

Total losses and expenses	31,044	21,998	26,062	27,072	24,638

Loss before income tax benefits	(20,985)	(13,034)	(22,142)	(17,589)	(14,266)
Income tax benefits	(6,521)	(4,587)	(7,750)	(5,728)	(5,045)

Net loss	$(14,464)	$(8,447)	$(14,392)	$(11,861)	$(9,221)